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                                                                           EX-24
                                POWER OF ATTORNEY
                                -----------------

We, the undersigned Directors of The Standard Register Company (hereinafter called "Company"), an Ohio corporation, do hereby appoint Paul H. Granzow, Chairman of the Board of Directors of the Company, as our attorney-in-fact to sign on behalf of each of us as Directors of the Company the Annual Report on Form 10-K filed by the Company annually with the Securities and Exchange Commission.

We, the undersigned Directors of the Company, have signed this Power of Attorney on December 11, 1997.


 /S/ R.W. Begley, Jr.                         /S/ A. Scavullo
--------------------------                    ---------------------------------
R.W. Begley, Jr.                              A. Scavullo


/S/ F.D. Clark, III                           /S/ J.J. Schiff, Jr.
--------------------------                    ---------------------------------
F. D. Clark, III                              J.J. Schiff, Jr.


/S/ G.G. Keeping                              /S/ C.F. Sherman
--------------------------                    ---------------------------------
G.G. Keeping                                  C.F. Sherman


/S/ P.S. Redding                              /S/ J.Q. Sherman, II
--------------------------                    ---------------------------------
P.S. Redding                                  J.Q. Sherman, II


/S/ D.L. Rediker
-------------------------
D.L. Rediker


Signed and acknowledged in the presence of:


 /S/ P.H. Granzow                              /S/ A.L. BAUGHN
--------------------------                    ---------------------------------
P. H. Granzow, Chairman of                    A. L. Baughn,
the Board of Directors of                     Vice President & Secretary of
The Standard Register Company                 The Standard Register Company

                                              [Corporate Seal]

STATE OF OHIO, MONTGOMERY COUNTY:

The foregoing Directors of The Standard Register Company personally appeared before me, a Notary Public for the State of Ohio, and each of them acknowledged that they did sign this Power of Attorney, and that it is the free act and deed of each said Director.

I have signed and sealed this Power of Attorney at Dayton, Ohio on December 11, 1997.


                                              /S/ Brynne A. Dailey
                                              ---------------------------------
                                              Brynne A. Dailey
                                              Notary Public

                                              [ Notary Seal ]



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